Janus Aspen Series

Global Allocation Portfolio – Moderate
(the “Portfolio”)

Supplement dated December 17, 2014
to Currently Effective Prospectuses

Effective December 17, 2014, the Portfolio’s Prospectuses have been revised to incorporate the following changes to the names and investment strategies of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “Underlying Funds”), which currently serve as underlying funds of the Portfolio. These changes are intended to reflect the Underlying Funds’ implementation of a new managed volatility investment strategy.

1.  Effective December 17, 2014, the names of the Underlying Funds have been changed as follows:

Old Name	New Name
INTECH Global Dividend Fund	INTECH Global Income Managed Volatility Fund
INTECH International Fund	INTECH International Managed Volatility Fund
INTECH U.S. Growth Fund	INTECH U.S. Managed Volatility Fund II
INTECH U.S. Value Fund	INTECH U.S. Managed Volatility Fund

2.	The following replaces in its entirety the corresponding information regarding the Underlying Funds found in “Appendix A” of the Portfolio’s Prospectuses.

INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund) seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index, but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

INTECH International Managed Volatility Fund (formerly named INTECH International Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI EAFE® Index, but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

Please retain this Supplement with your records.